EQUITY	6 Months Ended
Jun. 30, 2023
Equity
EQUITY

6.	EQUITY

On June 4, 2021, the Company was incorporated with an initial share capital amounting to €30 thousand divided into 30 thousand ordinary shares with a nominal value of one euro each (€1), all of which are fully paid up.

As of December 31, 2022, the share capital of the Company amounted to €45,121,956 divided into 45,121,956 shares as a result of the capital increases in connection with the Business Combination as described in Note 9 of the Consolidated Carve-out Financial Statements as of December 31, 2022. As of June 30, 2023, the share capital of the Company amounted to €45,297,900 divided into 45,297,900 shares as a result of the capital increases carried out in the beginning of 2023 in connection with the Company’s equity based incentive plan for employees.

The movement in Other reserves as of June 30, 2023, amounted to €1,399 thousand, mainly related to the management incentive plan described in Note 13.